UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 21, 2022

Date of Report (Date of earliest event reported)

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3430 E. Global Loop Tucson, AZ	85706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HTGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 21, 2022, HTG Molecular Diagnostics, Inc. (the “Company”) priced a best-efforts public offering (the “Offering”) of: (i) 102,000 shares of its common stock, par value $0.001 per share (“Common Stock”), and accompanying Series A-1 warrants to purchase 102,000 shares of Common stock and Series A-2 warrants (together with the Series A-1 warrants, “Series A warrants”) to purchase 102,000 shares of Common Stock, at a combined public offering price of $7.75 per share and accompanying Series A warrants, and (ii) pre-funded warrants to purchase 1,188,322 shares of Common Stock and accompanying Series A-1 warrants to purchase 1,188,322 shares of Common Stock and Series A-2 warrants to purchase 1,188,322 shares of Common stock, at a combined public offering price of $7.749 per pre-funded warrant and accompanying Series A warrants, which is equal to the public offering price per share of Common Stock and accompanying Series A warrants less the $0.001 per share exercise price of each such pre-funded warrant.

The Series A warrants have an exercise price of $7.50 per share. The Series A-1 warrants became exercisable upon issuance and will expire on December 23, 2027. The Series A-2 warrants became exercisable upon issuance and will expire on December 23, 2024. The exercise price of the Series A warrants is subject to adjustment for stock splits, reverse splits, and similar capital transactions as described in the Series A warrants.

Subject to certain ownership limitations described in the pre-funded warrants, the pre-funded warrants are immediately exercisable and may be exercised at a nominal exercise price of $0.001 per share of Common Stock any time until all of the pre-funded warrants are exercised in full.

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a certain institutional investor on December 21, 2022, for the purchase of the securities described above.

H.C. Wainwright & Co., LLC (the “Placement Agent”), served as the exclusive placement agent in connection with the Offering. The Company paid the Placement Agent a cash fee of 6.5% of the aggregate gross proceeds raised at the closing of the Offering, plus a management fee equal to 0.5% of the gross proceeds raised at the closing of the Offering, and reimbursement of certain expenses and legal fees in the amount of $125,000. The Company also issued to designees of the Placement Agent warrants to purchase up to an aggregate of 38,709 shares of Common Stock (the “Placement Agent warrants”). The Placement Agent warrants have substantially the same terms as the Series A-1 warrants, except the Placement Agent warrants have an exercise price of $9.6875 per share and expire on December 21, 2027.

The shares of Common Stock, the Series A warrants, the pre-funded warrants and the Placement Agent warrants described above and the underlying shares of Common Stock were offered pursuant to a Registration Statement on Form S-1, as amended (File No. 333-268681), which was declared effective by the Securities and Exchange Commission (“SEC”) on December 21, 2022.

The closing of the Offering occurred on December 23, 2022. The estimated net proceeds of the Offering are approximately $8.7 million, after deducting the Placement Agent fees and expenses and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the Offering for general corporate purposes, which may include research and development expenses, clinical trial expenses, capital expenditures and working capital.

The foregoing summaries of the Series A-1 warrants, Series A-2 warrants, pre-funded warrants, Placement Agent warrants and Purchase Agreement do not purport to be complete and are qualified in their entirety by the forms of such documents, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, and 10.1 to this report.

On December 21, 2022, the Company issued a press release announcing the pricing of the Offering, and on December 23, 2022, the Company issued a press release announcing the closing of the Offering. Copies of these press releases are filed as Exhibits 99.1 and 99.2 to this report.

Forward-Looking Statements:

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the estimated net proceeds from the Offering and the use of the net proceeds from the Offering. Words such as “expects,” “intends,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based upon management’s current expectations, estimates and projections about our business, and are subject to a number of known and unknown risks, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation, risks related to the Company’s business. These and other factors are described in greater detail in the Company’s filings with the SEC, including under the “Risk Factors” heading of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as filed with the SEC on November 10, 2022. All forward-looking statements contained in this report speak only as of the date on which they were made, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Document

4.1	Form of Series A-1 Warrant to Purchase Common Stock, issued on December 23, 2022.

4.2	Form of Series A-2 Warrant to Purchase Common Stock, issued on December 23, 2022.

4.3	Form of Pre-funded Warrant to Purchase Common Stock, issued on December 23, 2022.

4.4	Form of Placement Agent Warrant, issued on December 23, 2022.

10.1	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.28 to the Company’s Registration Statement on Form S-1/A filed on December 21, 2022 (File No. 333-268681)).

99.1	Pricing Press Release.

99.2	Closing Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HTG Molecular Diagnostics, Inc.

Dated: December 23, 2022	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
SVP and Chief Financial Officer